2019 Annual Meeting of Stockholders April 24, 2019 Wichita Country Club ž 8501 E 13th St N ž Wichita, Kansas Exhibit 99.1

Disclaimers Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc. (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2019 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Official Business Opening of Meeting Brad S. Elliott, Chairman and CEO Presentation of notice of meeting and report on quorum Brett A. Reber, General Counsel and Julie A. Huber, Strategic Initiatives Approval of minutes from last meeting Brett A. Reber, General Counsel

Official Business To elect four Class I members of the Company’s Board of Directors, to serve until the Company’s 2022 annual meeting of stockholders: James L. Berglund Retired President and CEO, Sunflower Bank Randee R. Koger Attorney & Partner, Wise & Reber, L.C. Jerry P. Maland Retired Chairman and CEO, Community First Bancshares Inc. Shawn D. Penner Owner, Shamrock Development, LLC

Official Business To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Official Business To approve the Equity Bancshares, Inc. 2019 Employee Stock Purchase Plan.

Official Business To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof. End of Official Business.

2018 Annual Report to Stockholders Brad S. Elliott, Chairman and CEO Equity Bancshares, Inc.

Board of Directors Members of the Equity Bancshares and Equity Bank Boards of Directors. Back row, left to right: Jim Berglund, Greg Gaeddert, Wendell Bontrager, Shawn Penner, Brad Elliott, Roger Buller, Jeff Bloomer, Jerry Maland, Craig Anderson. Front row, left to right: John Eck, Dan Bowers, Randee Koger, Greg Kossover, Gary Allerheiligen, Harvey Sorensen

Board of Directors (Equity Bancshares, Inc. and Equity Bank) Brad S. Elliott Chairman & CEO Equity Bancshares, Inc.; Equity Bank Gary C. Allerheiligen CPA/Consultant Equity Bancshares, Inc.; Equity Bank James L. Berglund Retired President & CEO, Sunflower Bank Equity Bancshares, Inc.; Equity Bank Jeff A. Bloomer President & COO, Sunrise Oilfield Supply Equity Bancshares, Inc.; Equity Bank Gregory L. Gaeddert Managing Partner, B12 Capital Partners, LLC Equity Bancshares, Inc.; Equity Bank Randee R. Koger Attorney & Partner, Wise & Reber, L.C. Equity Bank, (Equity Bancshares, Inc. Nominee) Gregory H. Kossover Chief Financial Officer Equity Bancshares, Inc.; Equity Bank Jerry P. Maland Retired Chairman & CEO, Community First Bancshares Equity Bancshares, Inc.; Equity Bank Shawn D. Penner Owner, Shamrock Development, LLC Equity Bancshares, Inc.; Equity Bank Harvey R. Sorensen Attorney & Partner, Foulston Siefkin LLP Equity Bancshares, Inc.; Equity Bank Craig L. Anderson Chief Operating Officer Equity Bank Wendell L. Bontrager President Equity Bank Dan R. Bowers Attorney Equity Bank Roger A. Buller SVP & Regional Manager, Benjamin F. Edwards & Co. Equity Bank P. John Eck Owner, AGV Corp., Eck Agency, Inc. Equity Bank

Senior Leadership Brad S. Elliott Chairman & Chief Executive Officer Gregory H. Kossover Chief Financial Officer Wendell L. Bontrager President, Equity Bank Craig L. Anderson Chief Operating Officer Julie A. Huber Strategic Initiatives

Senior Leadership Craig P. Mayo Chief Credit Officer Rolando Mayans Chief Risk Officer John M. Blakeney Chief Information Officer Patrick J. Harbert Community Markets President Jennifer A. Johnson Chief Services Officer Patrick L. Salmans Human Resources Director Mark C. Parman President, Kansas City John J. Hanley Senior Marketing Director Michael E. Bezanson Tulsa CEO Brett A. Reber General Counsel Gaylyn K. McGregor Director of Trust & Wealth Management Timothy A. Kerr Community Markets Manager

2018 Results

2018 Year In Review September 2018: Acquired City Bank and Trust Company of Guymon, Oklahoma May 2018: Completed acquisitions of First National Bank of Liberal, Kansas and Adams Dairy Bank of Blue Springs, Missouri Online Banking: Launched an all-new online banking platform in January 2019, the culmination of work beginning in early 2018 Bank Network Enhancement: Throughout 2018, Equity began improvements to bank locations in Wichita and Andover, Kansas

Franchise Overview

Diluted earnings per share of $2.28 Total organic signature deposit(1) growth of $288.4 million or 9.3% Total organic loan growth of $120.5 million or 5.7% 2018 ROAA of 1.00% and ROATCE of 13.43%(2) Tangible book value per common share of $19.08 (2) Capital Ratios as of 12/31/2018: Leverage Ratio of 8.6% Total Risk-Based Capital Ratio of 12.0% Tangible Common Equity to Tangible Assets of 7.7%(2) Completed acquisitions of First National Bank of Liberal and Adams Dairy Bank in May 2018 Completed the acquisition of City Bank & Trust Company in August 2018 Announced acquisition of three bank locations from MidFirst Bank in September 2018, completed in February 2019 Year-Ended 12/31/2018 Financial Highlights $35.8 million Record net income to common stockholders Signature deposits defined as checking, savings and money market accounts Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation 60.1% Efficiency Ratio(2) 1.00% Return on Average Assets 9.3% Organic Signature Deposit Growth 5.7% Organic Loan Growth

Tangible Book Value(1) & Total Assets Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Diluted EPS & Net Income

Return on Average Tangible Common Equity(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Revenue(1) & Net Interest Margin Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions.

Efficiency Ratio(1,2) & Noninterest Expense/Avg. Assets Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions.

Total Deposits Total ($000s) $2,382,013 $3,123,447 $981,178 $1,215,913 $1,630,451 YTD Cost of Deposits* 0.43% 0.48% 0.56% 0.68% 0.96% * Includes interest and non-interest bearing deposits

Gross Total Loans ($000s) $2,117,270 $2,575,408 $960,355 $1,383,605 Year-to-Date Loan Yield 5.31% 4.98% 5.43% 5.74% Total Loans by Purpose(1) For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement. $725,876 5.63%

Capital * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

1Q 2019 Update

Led by Gaylyn McGregor, EVP of Equity Trust & Wealth Management; Supported by Glen Maland, EVP Trust & Estate Advisor with 30 years of fiduciary experience and Michal Emory, Portfolio Manager with over 25 years of experience; Plan to begin booking assets in 2Q 2019; Main Office: 1565 Webb Road, Wichita, KS New for 2019

2019 First Quarter Highlights

- **Diluted loss per share of $0.26 for 1Q 2019**
  - Net loss to common stockholders was $4.1 million
  - Core net income, adjusted for merger expenses and the identified specific provision discussed below is $7.7 million or $0.48 per diluted share
- **Recorded a $14.5 million provision for loss against a credit relationship. We do not believe this represents a systemic trend, rather an isolated individual relationship.**
- **Completed the acquisition of two bank locations in Guymon, OK and one in Cordell, OK from MidFirst Bank on February 8, 2019**
- **<u>Capital Ratios as of 3/31/2019:</u>**
  - Leverage Ratio of 8.36%
  - Total Risk-Based Capital Ratio of 10.95%
  - Tangible Common Equity to Tangible Assets of 7.52%[1]
- **Tangible common book value per share of $18.55[1]**
- **Authorized share repurchase of 1.1 million shares of our Class A Common Stock, par value of $0.01 per share. Repurchase period will begin on April 29, 2019 and is currently scheduled to conclude on October 30, 2020.**

$56.1 million
Organic Signature Deposit[2] Growth

$37.1 million
Organic Loan Growth

Completed Acquisition of Three Bank Locations from MidFirst Bank

Launched Trust & Wealth Management Business

Launched All-New, Equity Bank Online Banking

(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.
(2) Signature deposits defined as checking, savings, and money market accounts.

27

Operating Performance Trends Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses and first quarter 2019 identified specific provision. (3) (3)

Questions? Closing Remarks Brad S. Elliott, Chairman and CEO Equity Bancshares, Inc.

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 December 31,2012 Total stockholders’ equity $,453,463 $,455,941 $,374,144 $,257,964 $,167,233 $,138,169 Less: preferred stock 0 0 0 0 16,372 31,884 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 22,296 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 10 11 17 23 29 Less: naming rights, net 1,206 1,217 1,260 0 0 0 Tangible common equity $,293,519 $,301,276 $,257,222 $,194,352 $,131,153 $86,198 Common shares outstanding at period end (1) 15,820,411 15,793,095 14,605,607 11,680,308 8,211,727 7,431,513 Book value per common share (1) $28.663161785114177 $28.869642080922077 $25.61646359511111 $22.085376515756259 $18.371409570727327 $14.301932863469389 Tangible book value per common share (1) $18.553184237754632 $19.076438152243114 $17.611181787925695 $16.639287251671785 $15.971427204046117 $11.598983948490705 Total assets $4,065,354 $4,061,716 $3,170,509 $2,192,192 $1,585,727 $1,188,850 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 22,296 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 10 11 17 23 29 Less: naming rights, net 1,206 1,217 1,260 0 0 0 Tangible assets $3,905,410 $3,907,051 $3,053,587 $2,128,580 $1,566,019 $1,168,763 Tangible common equity to tangible assets 7.5157025766820901E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested RSU shares Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2016 December 31,2015 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,153,929 $,137,936 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 20,616 31,294 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,133,313 $,106,642 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 3,439 10,123 3,814 Amortization of core deposit intangible 218 218 87 275 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -30 -96 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $3,496 $10,302 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $9,689 $38,575 $22,900 Less: merger expenses 926 926 0 1,691 1,519 Less: loss on debt extinguishment 0 0 58 316 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $9,631 $36,568 $21,381 Net interest income $19,893 $19,893 $12,758 $46,262 $25,570 Non-interest income $3,339 $3,339 $2,697 $9,802 $4,826 Less: net gains on sales and settlement of securities 13 13 420 756 3 Less: net gain on acquisition 0 0 0 682 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $2,277 $8,364 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 2017 2016 2015 Total stockholders’ equity $,381,487 $,374,144 $,257,964 $,167,232 Less: preferred stock 0 0 0 16,372 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible common equity $,266,455 $,257,222 $,194,352 $,131,152 Common shares outstanding at period end (1) 14,621,258 14,605,607 11,680,308 8,211,727 Book value per common share $26.091256990335577 $25.61646359511111 $22.085376515756259 $18.371287793663868 Tangible book value per common share $18.223808101874681 $17.611181787925695 $16.639287251671785 $15.971305426982656 Total assets $3,176,062 $3,170,509 $2,192,192 $1,585,727 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible assets $3,061,030 $3,053,587 $2,128,580 $1,566,019 Tangible common equity to tangible assets 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3748664607517537E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 Total average stockholders' equity $,459,713 $,420,453 $,293,798 $,168,823 $,125,808 Less: average intangible assets and preferred stock ,157,315 ,139,131 76,320 25,883 19,165 Average tangible common equity (3) $,302,398 $,281,322 $,217,478 $,142,940 $,106,643 Net income allocable to common stockholders $-4,073 $35,825 $20,649 $9,373 $10,123 Amortization of intangibles 791 2,492 1,070 419 275 Less: tax effect of amortization of intangibles (2) 166 523 375 147 96 Adjusted net income allocable to common stockholders $-3,448 $37,794 $21,344 $9,645 $10,302 Return on average tangible common equity (ROATCE) (4) -4.6199999999999998E-2 0.13434427453238637 9.8143260467725466E-2 6.7475863998880656E-2 9.6602683720450472E-2 Non-interest expense $25,543 $94,387 $67,463 $47,075 $38,575 Less: merger expenses 639 7,462 5,352 5,294 1,691 Less: loss on debt extinguishment 0 0 0 58 316 Non-interest expense, excluding merger expenses and loss on debt extinguishment $24,904 $86,925 $62,111 $41,723 $36,568 Net interest income $30,639 $,124,798 $86,002 $52,597 $46,262 Non-interest income $5,324 $19,725 $15,440 $10,466 $9,802 Less: net gains (losses) from securities transactions 6 -9 271 479 756 Less: net gain on acquisition 0 0 0 0 682 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $5,318 $19,734 $15,169 $9,987 $8,364 Efficiency ratio 0.6926050560391579 0.60142390612459529 0.61392098526257521 0.66667199284162082 0.6694248160216747 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested RSU shares (2) Tax rates used in this calculation were 21% for 2019 and 2018. Tax rates used were 35% for previous years. (3) 2015 was calculated using a simple average of tangible common equity (4) Annualized

Thank you